United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 6, 2015

Date of Report

FUTURE HEALTHCARE OF AMERICA.

(Exact name of Registrant as specified in its Charter)

Wyoming	000-54917	45-5547692
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

420 Royal Palm Way, Suite 100

Palm Beach, FL 33480

 (Address of Principal Executive Offices)

(561) 693-1422

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to “Future Healthcare,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Future Healthcare of America,” the Registrant, which is a Wyoming corporation.

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

-

economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

-

our ability to obtain sufficient funding to continue to pursue our business plan;

-

our ability to perform our obligations under our loan agreements;

-

competition within our chosen markets and industries;

-

the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

-

our ability to meet customer demands;

-

our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

-

our need for future additional financing;

-

trends affecting the commercial acceptability of our products and services;

-

our ability to protect and enforce our current and future intellectual property; and

-

our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.02  Termination of a Material Definitive Agreement.

On October 6, 2015, the Company received written notice from F3 & Associates, Inc., a California corporation (“F3”), that F3 has elected to terminate the Merger and Share Exchange Agreement executed by the Company and F3 on September 4, 2015 (the “Merger Agreement”).  The notice of termination was given pursuant to Section 11.1 of the Merger Agreement, which gives to each party the right to terminate the Agreement without liability to the other party if closing of the transactions contemplated thereby has not occurred by September 30, 2015.  There was no material relationship between the Company or its affiliates and F3 other than in respect of the Merger Agreement.

The material terms of the Merger Agreement were disclosed in the Company’s Current Report on Form 8-K dated September 4, 2015, which was filed with the SEC on September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTHCARE OF AMERICA

Date:	October 9, 2015	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
Chief Executive Officer, President and Director